EXHIBIT 10.6

Honorary Consultant Cooperation Agreement

Party A: Bao Feng Biotech (Beijing) Co., Ltd.

Party B: Jiang Nan

ID number: 372426198001060310

Party A invites Party B to be Party A's honorary consultant for its development needs. After consultation between the two parties, the following agreements are concluded:

I. Scope of Agreement

Party A and Party B jointly carry out project application, project cooperation, product development and technology landing and other cooperation projects. The ownership of the results shall be discussed according to the specific study of the project.

Party A provides technical guidance for project design and data analysis.

Party B provides suggestions and opinions on brain neuromedicine.

Other things depend on specific project negotiation.

II. Term of contract

This Agreement shall enter into force on the date of signature (seal) by both parties and shall be valid for 2 years.

III. Dispute Settlement

Any disputes arising from or relating to this contract shall be settled through consultation between the two parties.

IV. Unfinished Matters

For matters not covered in this Agreement, a supplementary agreement shall be made after consultation between the two parties. The Supplementary Agreement shall be an annex to this Agreement and shall have the same effect as this Agreement.

Supplementary articles

1. This Agreement is in duplicate and each party holds one copy. Each text of the agreement has the same legal effect.

2. This Agreement shall enter into force upon signature by all parties.

Signature date: 2019/01/05

Party A (seal):

Legal representative or authorized representative (signature):

Party B (seal):

Legal representative or authorized representative (signature):

姜楠Jiang Nan主治医师Associate chief physician

Associate chief physician of the first affiliated hospital of Tsinghua University

Jiang Nan is now deputy chief physician of general surgery department of Beijing Huaxin hospital (the first affiliated hospital of Tsinghua university). He is a young member of the breast and thyroid tumor branch of the rehabilitation association of China anti-cancer association. He is good at using lipid (fatty acid) markers for early screening of cancer.

荣誉顾问合作协议

甲方：宝枫生物科技（北京）有限公司

乙方：  姜楠

身份证号：372426198001060310

甲方因发展需要，邀请乙方为甲方荣誉顾问，经双方协商，订立如下协议：

一、协议范围

甲方与乙方联合进行课题申请，项目合作，产品研发和技术落地等合作项目。成果所属权，根据项目具体研究讨论。

甲方提供项目设计以及数据分析的技术指导；

乙方提供脑神经医学问题的建议及意见；

其他事物以具体项目协商而定。

二、期限

本协议自双方签字（盖章）之日起生效，有效期为 2  年。

三、争端解决

因本合同引起的或与本合同有关的任何争议，双方协商解决。

四、未尽事宜

本协议未尽事宜，由双方协商后另立补充协议约定。补充协议应作为本协议的附件，与本协议具有相同效力。

附则

1、本协议一式二份，协议各方各执一份。各份协议文本具有同等法律效力。

2、本协议经各方签署后生效。

签署时间：2019年01月05日

甲方（盖章）：

法定代表人或授权代表（签字）：

乙方（盖章）：

法定代表人或授权代表（签字）：